UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                         STRONG MONEY MARKET FUND, INC.

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.)  Title of each class of securities to which transaction applies:

        2.)  Aggregate number of securities to which transaction applies:

        3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

        4.)  Proposed maximum aggregate value of transaction:

        5.)  Total fee paid:

                            KING MUTUAL FUND SERVICES
                                TELEPHONE SCRIPT

                                  STRONG FUNDS

INTRODUCTION

Hello, my name is __________. I'm calling from DF King & Co., Inc., at the request of the Strong Funds. May I please speak with __________? (If shares are registered jointly, ask to speak with one of the shareholders; If shares are registered in the form of an entity, ask to speak with someone authorized to vote the shares).

The Fund either electronically delivered or mailed proxy material to you concerning the upcoming Special Meeting of Shareholders, which is scheduled for December 10, 2004. I am calling to find out if you have received these materials. Do you have a moment?

         ALLOW THE PERSON TO GIVE YOU A RESPONSE. IF THE PERSON SAYS HE/SHE HAS ALREADY SENT IN THE PROXY, DO NOT ASK HOW HE/SHE VOTED.

Have you received the proxy materials?

         IF NOT, THEN HELP THE SHAREHOLDER OBTAIN THE MATERIAL HE REQUIRES. IF A NOBO, HE/SHE SHOULD CONTACT HIS/HER BROKER. IF REGISTERED, WE WILL SEND THE MATERIALS DIRECTLY. IN EITHER CASE, MAKE SURE THE ADDRESS IS CORRECT, MAKE ANY NECESSARY CORRECTIONS, AND CODE THE DISPOSITION AS "14" OR "15".

The Strong Fund Board Members are asking you to consider proposals which they have unanimously approved. They are recommending that you vote FOR the proposals. At your earliest convenience, please vote either online or by signing and dating the proxy card you received, and return it in the envelope provided. For your convenience, I can record your votes over the telephone. Is it convenient for you now?

IF YES - Do you have any questions before we proceed?

         TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT HIS/HER BOARD MEMBERS HAS RECOMMENDED THAT HE/SHE VOTE IN FAVOR OF ALL PROPOSALS. MOST QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTIONS.

         Here is how we will proceed. I will record this phone call. For identification purposes only, I will ask you for your name, your address and either your account/control number or the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Then I will confirm that you have received the proxy materials. Finally, I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any necessary changes. Are you ready to begin?

         BEGIN THE VOTE

          At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co at the request of the Strong Funds. Today's date is __________ and the time is __________.

         May I please have your full name? If the shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of [Shareholder Name's] [Name of Fund(s)] shares?

         May I please have your address?

         Have you received the proxy materials?

         May I have either your account or control number listed on your proxy card, or the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

         INPUT THE RESPONSE. YOU MAY NOT PROCEED WITHOUT THIS INFORMATION. IF THE SHAREHOLDER REFUSES TO GIVE THIS INFORMATION, EXPLAIN THAT IT IS FOR SECURITY PURPOSES ONLY, TO ASSURE THAT ONLY THE PROPER PERSON CAN VOTE HIS SHARES. HOWEVER, IF THE SHAREHOLDER CONTINUES TO RESIST, YOU HAVE NO CHOICE BUT TO POLITELY END THE CALL.

         ACTUAL VOTING

          Your Board Members are asking you to consider proposals which they recommend that you support.

         READ THE PROPOSALS INDIVIDUALLY, END EACH PROPOSAL BY SAYING, "YOUR BOARD RECOMMENDS THAT YOU VOTE FOR. HOW WOULD YOU LIKE TO VOTE?" FOR ALL PROPOSALS, THE VALID RESPONSES ARE

                                    F = FOR PROPOSAL.
                                    A = AGAINST PROPOSAL.
                                    B = ABSTAIN.

         CLOSING

         I have recorded your votes. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund.

         In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.



IF NO - Do you have any questions that I may answer about this proxy for you?

         TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT HIS/HER BOARD MEMBERS HAVE RECOMMENDED THAT HE/SHE VOTE IN FAVOR OF THE PROPOSAL. MOST QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTIONS

         At your earliest convenience, please place your vote by Internet or touch-tone telephone by following the instructions in your mailing information. If you prefer, you can also vote by signing and dating the proxy card you received, and return it in the envelope provided. Just to confirm, YOU DO NOT WANT TO TAKE ADVANTAGE OF VOTING YOUR SHARES RIGHT NOW OVER THE PHONE, CORRECT?

         RECORD THE RESPONSE.

         Thank you for your time.

                                     STRONG FUNDS



------------------------------------------------------------------------------
                            ANSWERING MACHINE MESSAGE
-------------------------------------------------------------------------------

Hello, this is _______, from D.F. King & Co., Inc., calling on behalf of the STRONG FUNDS. You should have received proxy materials by electronic delivery or in the mail concerning the SPECIAL MEETING OF SHAREHOLDERS scheduled for DECEMBER 10, 2004.

At your earliest convenience, please either vote by Internet or touch-tone telephone by following the instructions in the proxy materials. Or please sign, date, and return the proxy card in the envelope provided.

If you have any questions regarding the information that you are being asked to consider or would like to vote with one of our proxy specialists, please call the proxy solicitor D.F. King & Co., Inc. at 1-800-755-7250.

Thank you for your consideration.

Dear Strong Shareholder:

We are writing to you to let you know about important proposed changes to the Strong Funds and provide you with an opportunity to vote on them.

As you may already know, the Strong Funds Board of Directors/Trustees has unanimously recommended several proposals to reorganize the Strong Funds into the WELLS FARGO FUNDS(R) family. In many cases, shareholders are expected to benefit from reduced fund expenses through--among other things--greater economies of scale and more efficient operations after the reorganization of our two fund families. However, in a small number of instances, expenses are expected to be higher.

Depending on which funds you own, you will be asked to vote on one or more proposals. To help you better understand the issues, we've enclosed a proposal summary and answers to questions you may have about the transaction with Wells Fargo. Also enclosed is the Combined Prospectus/Proxy Statement that gives more detail about these proposals.

ONCE YOU'VE REVIEWED YOUR PROXY INFORMATION, YOU CAN CAST YOUR VOTE IN ONE OF FOUR WAYS:

|_| ONLINE--Vote on the Internet at the web site address listed on your proxy card

|_|  PHONE--Call the toll-free number printed on your proxy card.

|_| MAIL--Complete and sign the enclosed proxy card and return by mail in the enclosed prepaid return envelope (if mailed in the United States).

|_| IN PERSON--Attend the special meeting scheduled to be held on December 10, 2004. Whether or not you expect to attend the meeting, we encourage you to vote online.

Please note, to vote via the Internet or telephone, you will need the "control number" that appears on your proxy card.

YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF THE SIZE OF YOUR HOLDINGS. SO PLEASE BE SURE TO VOTE YOUR SHARES PROMPTLY. If you have questions about the proposals or voting, call the Funds' proxy voting solicitor, D.F. King & Co., Inc. at 1-800-755-7250.

Thank  you  for  your  investment  and  for   participating  in  this  important
shareholder vote.

Sincerely,


Thomas M. Zoeller
Vice President


STRONG FINANCIAL CORPORATION(R) IS THE PARENT COMPANY OF STRONG CAPITAL MANAGEMENT, INC. AND STRONG INVESTMENTS, INC. STRONG CAPITAL MANAGEMENT, INC. IS A REGISTERED INVESTMENT ADVISOR. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC., AN AFFILIATED COMPANY.

AN IMPORTANT SUMMARY TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS.

Below is a brief overview of the proposals requiring your vote. Please read the enclosed Combined Prospectus/Proxy Statement for more details on these proposals and then vote as soon as possible.

You will be asked to vote on the following three proposals.

PROPOSAL 1. To approve the agreement and plan of reorganization regarding your Strong Fund(s).

PROPOSAL 2. To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

PROPOSAL 3. To approve an interim subadvisory agreement.

PROPOSAL 1. To approve the agreement and plan of Reorganization regarding your Strong Fund(s).

WHAT IS THE AGREEMENT BETWEEN WELLS FARGO AND STRONG?
Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation to acquire substantially all of the asset management arrangements of Strong Capital Management, Inc., an affiliate of Strong Financial Corporation and the investment adviser to the Strong Funds.

Q:  HOW WILL THE REORGANIZATIONS BENEFIT SHAREHOLDERS?
The Strong Funds Board of Directors/Trustees believes that shareholders will have the potential to benefit in the following ways:

1. In most cases, the total gross and net fund expense ratios for the acquiring WELLS FARGO FUNDS following the Reorganization are expected to be the same or lower than the current total expense ratios of the Strong Funds. In a small number of cases, expenses are expected to be higher.

2. Wells Capital Management Incorporated, an investment advisory affiliate of Wells Fargo Funds Management, investment adviser to the WELLS FARGO FUNDS, will employ most of Strong's investment management professionals who currently manage Strong Funds.

3. Continued commitment to outstanding customer service.

4. Shareholders will have access to a broader product array of mutual funds.

5. The enhanced viability of the combined Funds due to their larger asset size and wider distribution channels.

6. The potential for greater operating efficiencies.

7. Shareholders will not bear any of the expenses to create the proxy materials associated with the Reorganizations.

8. The expected tax-free nature of the Reorganizations for U.S. federal income tax purposes.


Q:  HOW WILL THE FUND REORGANIZATIONS WORK?
In the Reorganizations, each Strong Fund will transfer substantially all of its assets and liabilities to its corresponding acquiring Wells Fargo Fund. More detailed information about the transfer of Fund assets and liabilities can be found in the Combined Prospectus/Proxy Statement. The acquiring Fund then will issue shares to the Strong Fund shareholders. At the time of the Reorganizations, any shares you own of a Strong Fund will be cancelled and you will receive new shares in the same or comparable class of the acquiring Fund. These new shares will have a value equal to the value of your shares of the Strong Fund. The Reorganizations are expected to be tax-free transactions for U.S. federal income tax purposes.

Q:  WHAT IS THE ANTICIPATED TIMETABLE FOR THE REORGANIZATIONS?
|_|      Last day to vote online, by phone, or mail--December 9, 2004
|_|      Shareholder meeting--December 10, 2004
|_|      Fund reorganizations take place--April 2005

PROPOSAL 2. To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

Q:  WHAT DOES THIS AGREEMENT COVER AND WHY IS IT NECESSARY?
On or about December 31, 2004, the existing investment advisory agreement between the Strong Funds and Strong Capital Management, Inc. will end. If approved by fund shareholders, the interim advisory agreement will take effect on or about December 31, 2004 until the completion of the Reorganizations, expected to take place in April 2005.

The current Strong advisory agreement and the interim agreement are materially similar, except for the date of the agreement and the name of the investment adviser. Approval of the interim agreement will not result in an increase in the advisory fee charged to any Strong Fund during the interim period. If the interim agreement is approved, Wells Fargo Funds Management, LLC will be entitled to receive the same fees that Strong Capital Management, Inc. would have been entitled to receive. However, the Strong Dividend Income Fund will be subject to a similar advisory fee structure as the other equity funds and will no longer benefit from a potential performance-related fee reduction.

The approval of an interim advisory agreement allows the Strong Funds to transition to the acquiring WELLS FARGO FUNDS in an orderly fashion. During this time, Strong and Wells Fargo will be integrating their various systems in an effort to ensure a smooth transition for all shareholders.

PROPOSAL 3. To approve an interim subadvisory agreement.

Q:  WHAT DOES THIS AGREEMENT COVER AND WHY IS IT NECESSARY?
A number of Strong Funds are currently managed by a subadviser. Similar to Proposal 2, on or about December 31, 2004, the existing subadvisory agreements for certain Strong Funds will terminate. The Board has unanimously recommended approving interim subadvisory agreements with a number of new subadvisers for the Strong Funds. If approved by shareholders, these subadvisory agreements would be effective during the interim period. For more details see Proposal 3 in the Combined Prospectus/Proxy Statement.

As noted in the previous proposal, the approval of an interim agreement--in this case an interim subadvisory agreement--allows the Strong Funds to transition to the acquiring Wells Fargo Funds in an orderly fashion. During this time, Strong and Wells Fargo will be integrating their various systems in an effort to ensure a smooth transition for all shareholders.



COMMON QUESTIONS ABOUT THE WELLS FARGO ACQUISITION.

Q:  WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATIONS?
The Fund Reorganizations cannot take place without approval by shareholders. If this fails to occur, any such Strong Fund may continue its operations beyond the date of the Reorganizations of the other Strong Funds, and the Board of the affected Strong Fund will consider what further action is appropriate, including the possible engagement of another investment adviser or the liquidation of the Strong Fund.

Q: I DON'T OWN MANY SHARES, SO WHY SHOULD I BOTHER TO VOTE?
Each and every vote counts, regardless of how large or small your holdings may be. Your vote matters. So please be sure your interests are represented and vote your shares promptly.

Q:  WHO IS ENTITLED TO VOTE?
Shareholders of record on October 1, 2004 are entitled to vote. Each full and fractional share held as of the close of business on October 1, 2004 is entitled to vote.

Q:  HOW CAN I VOTE?
You can vote your shares in one of four ways:

1.   Vote on the Internet at the web site address listed on your proxy card.
2.   Call the toll-free number printed on your proxy card.
3. Complete and sign the enclosed proxy card and return by mail in the enclosed prepaid return envelope (if mailed in the United States).
4. Attend the special meeting scheduled to be held on December 10, 2004.Whether or not you expect to attend the meeting, we encourage you to vote online or by phone or mail.

Q:  HOW SHOULD I COMPLETE MY PROXY CARD IF I PLAN TO VOTE BY MAIL?
If you are an individual account owner, please sign your name exactly as it appears on your proxy card. When shares are held by joint tenants, both should sign. You should sign proxy cards for other types of accounts in a way that indicates your authority. For example, a custodial account would be signed "John Smith, Custodian."

Q:  WHO CAN I CALL IF I HAVE VOTING QUESTIONS?
Direct your voting questions to the Strong Funds' proxy solicitor, D.F. King & Co., Inc. at 1-800-755-7250, from 8:00 a.m. to 10:00 p.m. , Central Time.

One Hundred Heritage Reserve
Menomonee Falls,Wisconsin 53051 SM47082 10-04

Subject Line: Important Strong Funds Information

Dear Strong Shareholder:
----------------------------------------------------------------

We are writing to you to let you know about important proposed changes to the Strong Funds and provide you with an opportunity to vote on them.

The Strong Funds Board of Directors/Trustees and the Wells Fargo Funds Board of Trustees have unanimously recommended several proposals to reorganize the Strong Funds into the Wells Fargo Funds family. In many cases, shareholders are expected to benefit from reduced fund expenses through-among other things-greater economies of scale and more efficient operations after the union of our two organizations. However, in a small number of instances, expenses are expected to be higher.

Use these links to review the proxy material:
Proxy Summary:
http://ww3.ics.adp.com/streetlink_data/dirMC0023/sa63D.pdf

Combined Prospectus/Proxy Statement:
http://ww3.ics.adp.com/streetlink_data/dirMC0023/sa4D3.pdf



You can cast your vote at: http://www.strong.com/proxy/.

To vote, you'll need the control number below.

Control Number:  [88888888888888]

[Multiple accounts will be repeated in the same format here.]

Your vote is extremely important, regardless of the size of your holdings. So please be sure to vote your shares promptly.

If you have questions about the proxy or voting, call Strong
Fund's proxy solicitor, D.F. King & Co., Inc. at 1-800-755-7250 or send an e-mail through our website at: http://www.strong.com/email/. Please do not reply directly to this e-mail.

Thank you for your investment and for participating in this important shareholder vote.

Sincerely,



Thomas M. Zoeller
Vice President

To view your eDocuments profile or to unsubscribe from e-mail notifications of statements and regulatory documents, go to:
https://proxyweb.com/strong/edocsconsent

Strong Investments, Inc.| 100 Heritage Reserve |
Menomonee Falls, WI  53051

Subject Line: Important Strong Funds Information

Important Notice: Your Proxy Vote is Critical

We are sending you this email to notify you about a very important proxy package that you will be receiving in the mail in the next few days regarding an upcoming Strong Fund Shareholder Meeting.

Included in the package will be several proposals that affect Funds you hold. Depending on which Funds you own, you will be asked to vote on one or more proposals. The proxy materials explain the details of the proposals. Also included will be a summary of the proposals and several voting options that will enable you to vote your proxy on these important issues quickly and easily.

Please vote your proxy as soon as possible. Thank you in advance for your prompt attention to this very important matter.

SHAREHOLDERS SHOULD READ THE COMBINED PROSPECTUS/PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. THE COMBINED PROSPECTUS/PROXY STATEMENT, ANNUAL AND SEMIANNUAL REPORTS, PROSPECTUSES, AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE STRONG FUNDS AND WELLS FARGO FUNDS(R), ARE AVAILABLE WITHOUT CHARGE FROM THE EDGAR DATABASE ON THE SEC'S WEB SITE (HTTP://WWW.SEC.GOV) OR BY CONTACTING STRONG AT 1-800-368-7710. THE PROXY STATEMENT IS EXPECTED TO BE MAILED TO RECORD DATE STRONG FUND SHAREHOLDERS ON OR ABOUT OCTOBER 25, 2004. THE SOLICITATION OF PROXIES IS BEING MADE BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS/TRUSTEES OF THE STRONG FUNDS, WHOSE INTERESTS IN THIS SOLICITATION WILL BE DESCRIBED IN THE COMBINED PROSPECTUS/PROXY STATEMENT.


You can update your e-mail settings and subscriptions by logging into your account at www.Strong.com at any time.

Strong Investments, Inc. | 100 Heritage Reserve | Menomonee Falls, WI  53051

Strong Funds are offered through Strong Investments, Inc.  SM47085 10-04

FOCUS BOX :  Click here to vote your proxy

STRONG WEB PAGES
PROXY

General   information   about  Strong   proxies  and  the  latest  Strong  proxy
solicitation are available here.

HOW DO I VOTE?
If you have received a proxy card with a 14-DIGIT or a 12-DIGIT control number in the mail, have your proxy card ready and vote accordingly.

14-DIGIT CONTROL NUMBER    VOTE NOW   12-DIGIT CONTROL NUMBER    VOTE NOW

PROXY CARD IMAGE                            PROXY CARD IMAGE


At the special shareholder meeting on December 10, 2004, shareholders will vote on an agreement and plan of reorganization, an interim investment advisory agreement and interim investment subadvisory agreements.

ANY PERSON WHO OWNED SHARES OF THE APPLICABLE STRONG FUND AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FRIDAY, OCTOBER 1, 2004 (RECORD DATE), HAS A RIGHT TO VOTE - EVEN IF THE INVESTOR LATER SOLD THE SHARES.

FREQUENTLY ASKED QUESTIONS
If you have questions about Strong proxy solicitations, learn more in our PROXY FAQ area.

FREQUENTLY ASKED QUESTIONS

WHAT DOES IT MEAN TO BE REPRESENTED BY PROXY?
Being represented by proxy means that you have appointed someone else to act on your behalf--as your proxy--at the shareholder meeting. Your appointed proxy must vote each proposal according to the instructions you provided.

HOW DOES MY FUND'S BOARD OF DIRECTORS/TRUSTEES WANT ME TO VOTE? The Board unanimously recommends a vote FOR the proposals.

WITH SO MANY SHAREHOLDERS IN THE FUND, WHY SHOULD I VOTE?
Your vote certainly makes a difference. If shareholders fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, proxies may need to be solicited again.

HOW DO I VOTE?
You may vote in any one of four ways:

o        BY TOUCH-TONE TELEPHONE
         Just call the toll-free number given in your proxy materials and follow the instructions to record your vote.
o        BY COMPUTER
         Cast your vote online by selecting the appropriate control number on your proxy card, either a 14-digit or 12-digit control number.
o        BY MAIL
         Complete the proxy card and mail it back in the envelope provided.
o        IN PERSON
          Attend the shareholder meeting and cast your vote in person.

We encourage you to vote by telephone or by Internet as these methods save costs.

SHOULD I SEND IN THE CARD AND VOTE BY TELEPHONE OR INTERNET?
NO. You need only vote using one method. The only reason for you to vote again would be to change your previous vote.

HOW DO I VOTE ON THE INTERNET?

1. Have your proxy card ready.
2. Click to vote on the control number that matches the one on your proxy card, either a 14-digit or 12-digit control number.
3. Follow the instructions on your computer screen.

HOW DO I VOTE BY TELEPHONE? You need to use a touch-tone telephone.

1. Have your proxy card ready.
2. Dial the  toll-free  number  listed in your  proxy  materials.
3. Enter the control number found on the card.
4. Follow the instructions in the phone system.

                         MANAGEMENT INFORMATION SERVICES
                                   10/26/2004
                          last modified: March 13, 2001


                           SCRIPT FOR TELEPHONE VOTING


OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

-------------------------------------------------------------------------------
"Welcome. Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card."
-------------------------------------------------------------------------------

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"To vote as the STRONG FUNDS Board recommends on all proposals, press [1] now. To vote on each proposal separately, press [0] now."
-------------------------------------------------------------------------------


OPTION [1]: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press [1]. If incorrect, press [0]."
-------------------------------------------------------------------------------

IF SHAREHOLDER PRESSES [1], HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you
-------------------------------------------------------------------------------
would like to vote another proxy, press [1] now. To end this call, press [0] now."

IF SHAREHOLDER PRESSES [0] TO INDICATE AN INCORRECT VOTE, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"To vote as the STRONG FUNDS Board recommends on all proposals, press [1] now. To vote on each proposal separately, press [0] now."
-------------------------------------------------------------------------------

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY [1], HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL [0], HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"Thank you for voting."
-------------------------------------------------------------------------------

CALL IS AUTOMATICALLY TERMINATED.

OPTION [0]: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"Proposal 1: To vote FOR, press [1]; AGAINST, press [9]; ABSTAIN, press [0].""
-------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1 , HE/SHE WILL HEAR:

-------------------------------------------------------------------------------
"Proposal 2: To vote FOR, press [1]; AGAINST, press [9]; ABSTAIN, press [0]."
-------------------------------------------------------------------------------

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

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"Proposal 3: To vote FOR, press [1]; AGAINST, press [9]; ABSTAIN, press [0]."
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WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:

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"Your votes have been cast as follows (A SUMMARY OF EACH PROPOSAL IS GIVEN).  If this is correct, press [1]. If incorrect, press [0]."
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IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

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"If you have  received  more  than one  proxy  card,  you must  vote  each  card separately. If you would like to vote another proxy, press [1] now. To end this call, press [0] now."
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IF SHAREHOLDER  ELECTS TO REVOTE OR VOTE ANOTHER PROXY,  [1], HE/SHE IS RETURNED
TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL [0], HE/SHE WILL HEAR:

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"Thank you for voting."
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CALL IS AUTOMATICALLY TERMINATED.